Exhibit 10.22.3
                                    AMENDMENT
                                     to the
                                ALBERTSON'S, INC.
                        1990 DEFERRED COMPENSATION TRUST

     This Amendment is made by Albertson's, Inc., a Delaware corporation (the "Corporation" or the "Employer").

                                    RECITALS:

     A.  The  Corporation  has  established  the  Albertson's,   Inc.   Deferred
Compensation Trust, effective November 20, 1990 (the "Trust");

     B. The Corporation, pursuant to Section 6.01 of the Trust, retains the right to amend the Trust at any time prior to the time when the Trust shall become irrevocable pursuant to Section 6.02 thereof; and

     C. The Corporation certifies that the Trust has not become irrevocable pursuant to Section 6.02 thereof; and

     D. The Corporation has determined that it is advisable to amend the Trust in the manner hereinafter set forth.

                                    AMENDMENT

The Trust is hereby amended, as of December 1, 1999, as follows:

     1. To change the definition in Article I, Definitions of "Insurance Policies" to read as follows: "Insurance Policies" shall mean life insurance policies purchased on the life of any Participant or Eligible Person from any Insurance Company.

     2. To change the first sentence of Section 4.06. Creditors of Employer to read as follows: The Trust Fund shall at all times be subject to the claims of the Employer's general creditors but shall be utilized to satisfy any such claims only in the case of the Employer's bankruptcy or insolvency.

     3. To change the first two sentences of subsection (b) of Section 4.14. Resignation and Removal to read as follows: Prior to a Change in Control the Employer shall fill a vacancy in the office of Trustee as soon as practicable by a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must be a financial institution that is independent of the Employer, and with a copy to the predecessor Trustee and the Recordkeeper. Following a Change in Control, the Employer shall be entitled to fill a vacancy in the office of Trustee, but only with the consent and approval of the Majority Participants, as evidenced in a written instrument filed with the person(s) appointed to fill the vacancy which person(s) must be a financial institution that is independent of the Employer.

     4. To change the first two sentences of subsection (g) of Section 4.14. Resignation and Removal to read as follows: Prior to a Change in Control, the Employer shall fill a vacancy in the office of Recordkeeper as soon as practicable by a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must be independent from the Employer and must be a certified consulting actuary of firm of actuaries or accountants, and with a copy to the predecessor Recordkeeper and the Trustee. Following a Change in Control, the Employer shall be entitled to fill a vacancy in the office of Recordkeeper, but only with the consent and approval of the Majority Participants as evidenced in a written instrument filed with the person(s) appointed to fill the vacancy, which person(s) must be independent from the Employer and must be a certified consulting actuary or firm of actuaries or accountants.

     5. To change the first sentence of subsection (b) of Section 4.17. Rights of Trustee to read as follows: Before the Trustee acts or refrains from acting, and in making any determination with respect to a Change in Control, a Potential Change in Control, the Value of the Trust Fund or any other determination hereunder (including but not limited to determination of the validity of consents of the Majority Participants), the Trustee may require and rely on an Expert's Certificate or an Opinion of Counsel or both covering such matters as the Trustee may reasonably require.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned on this 1st day of December, 1999 and has been delivered by facsimile to the Trustee (as that term is defined in the Trust) of the Trust on this 1st day of December, 1999.

                                             ALBERTSON'S, INC.


                                             By:  /s/ Thomas R. Saldin
                                                  -----------------------
                                                  Thomas R. Saldin
                                                  Executive Vice President
                                                  and General Counsel